UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 5, 2016

Federal Home Loan Bank of New York
__________________________________________
(Exact name of registrant as specified in its charter)

Federally Chartered Corporation	000-51397	136400946
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

101 Park Avenue, Floor 5, New York, New York		10178-0599
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	212-441-6616

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 17, 2016, the Board of Directors ("Board") of the Federal Home Loan Bank of New York (the "Bank") approved and authorized the implementation of the Amended and Restated Supplemental Executive Retirement Defined Benefit & Defined Contribution Benefit Equalization Plan, effective as of January 1, 2017 (the "Amended and Restated BEP") and the Nonqualified Deferred Incentive Compensation Plan, effective as of January 1, 2017 (the "NQDICP"). On December 5, 2016 the Bank’s primary regulator, the Federal Housing Finance Agency ("Agency"), informed the Bank that it had no objection to the Bank’s adoption and implementation of the Amended and Restated BEP and the NQDICP.

Overview
The Amended and Restated BEP adds features to the existing plan (such new portion of the Amended and Restated BEP, the "DC BEP") to allow qualified employees to elect to defer a portion of the employee’s base salary that exceeds the amount the employee is allowed to defer under the Bank’s tax-qualified defined contribution plan (the "DC Plan") in light of the limits set by the Internal Revenue Code of 1986, as amended (the "Code") applicable to defined contribution plans (the "IRC Limits"). The NQDICP allows qualified employees to elect to defer a portion of the employee’s annual bonus that is paid to the employee under the terms of a Board-approved annual or long-term incentive compensation plan, not including any merit award, bonus program or any payment arising from a separation ("Incentive Compensation"). The Bank intends for each of the DC BEP and NQDICP to constitute a deferred compensation arrangement that complies with Section 409A of the Code. Each of the DC BEP and the NQDICP will be, at all times for purposes of the Employee Retirement Income Security Act of 1974 and the Code, unfunded and will constitute a mere promise by the Bank to make benefit payments in the future. Any rights created under the DC BEP and NQDICP, as described below, will be unsecured contractual rights against the Bank. The Bank is entering into a grantor trust agreement for the DC BEP and the NQDICP to finance such plans.

DC BEP
Under the DC BEP, a Bank employee serving at the rank of Vice-President or above who receives compensation in excess of the IRC Limits in three of five consecutive calendar years and who fully funds the employee deferrals under the DC Plan up to the IRC Limits, is eligible to participate in the DC BEP and may elect to defer up to 19% of the employee’s base salary (less the amount of salary deferrals allowed under the DC Plan pursuant to the IRS Limits). The DC BEP further provides that the Bank will make a matching contribution each plan year in which deferrals are made under the DC BEP in an amount equal to the amount that would have been allocated to the participant’s account under the DC Plan for the year, if the participant’s salary deferral contribution under the DC BEP had been made instead to the DC Plan and the IRC Limits did not apply. Amounts deferred and contributed as matching contributions under the DC BEP shall be credited to the participant’s DC BEP account, which account shall be credited or debited from time to time with an investment return rate based on the participant’s investment election choices for the deferred monies.

The DC BEP provides that the DC BEP participant may elect the date on which the DC BEP account balance will be paid or will begin to be paid following the participant’s Separation from Service (as such term is defined in the DC BEP). Payment may occur (i) in a lump sum on the first business day after the 60th day following the participant’s Separation from Service; or (ii) in a lump sum, or between 2-10 installments, on, or beginning on, May 1 of the year after, or within 10 years after, the participant’s Separation from Service. Payment will also be provided upon the participant’s death or Disability (as such term is defined in the DC BEP) or, upon the Administrator’s approval following request by the participant, in the event of an Unforeseeable Emergency (as such term is defined in the DC BEP). The DC BEP permits participants to modify their elections, subject to certain limitations and in accordance with Section 409A of the Code. The DC BEP will be administered by the Director of Human Resources of the Bank, or authorized designee(s).

NQDICP
The NQDICP permits an employee serving at the rank of a Vice-President or above to elect to defer all or a portion of the employee’s Incentive Compensation paid to the participant in a calendar year. An NQDICP participant may also elect the date the NQDICP account balance will be paid or will begin to be paid following the participant’s Separation from Service (as such term is defined in the NQDICP). The payment form and timing options available to the participant are substantially the same as those described above with respect to the DC BEP. The NQDICP also permits participants to modify the elections, subject to certain limitations and in accordance with Section 409A. The NQDICP will be administered by the Director of Human Resources of the Bank, or authorized designee(s).

The foregoing descriptions of the DC BEP, NQDICP, Amended and Restated BEP, the DC Plan and the grantor trust agreement do not purport to be complete and are qualified in their entirety by reference to the full text of such plans. The Amended and Restated BEP (including the DC BEP), the NQDICP, and the grantor trust agreement are attached hereto as Exhibits 10.1, 10.2 and 10.3 and are incorporated herein by reference. For additional information regarding the DC Plan and other portions of the Amended and Restated BEP please refer to the Bank’s Annual Report on Form 10-K, filed with the Securities and Exchange Commission on March 21, 2016.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1 Federal Home Loan Bank of New York Amended and Restated Supplemental Executive Retirement Defined Benefit & Defined Contribution Benefit Equalization Plan, effective January 1, 2017

10.2 Federal Home Loan Bank of New York Nonqualified Deferred Incentive Compensation Plan, effective January 1, 2017

10.3 Grantor Trust Agreement between Pentegra Trust Company and Federal Home Loan Bank of New York, effective January 1, 2017

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of New York

December 9, 2016	By:	/s/ Kevin M. Neylan

Name: Kevin M. Neylan
Title: Senior Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

10.1	Federal Home Loan Bank of New York Amended and Restated Supplemental Executive Retirement Defined Benefit & Defined Contribution Benefit Equalization Plan, effective January 1, 2017.
10.2	Federal Home Loan Bank of New York Nonqualified Deferred Incentive Compensation Plan, effective January 1, 2017.
10.3	Grantor Trust Agreement between Pentegra Trust Company and Federal Home Loan Bank of New York, effective January 1, 2017.